[front cover]

[logo  MFS
       INVESTMENT MANAGEMENT
       75 YEARS
       WE INVENTED THE MUTUAL FUND[RegTM]]

MFS [RegTM] Multimarket
Income Trust
Semiannual Report o April 30, 1999

Dear Shareholders,

It has been almost two years since financial turmoil began to rock Asian and other financial markets, including markets in Russia and Latin America. Even developed markets such as Europe and the United States were not immune. Investors in U.S. bond markets, for example, became increasingly risk conscious, shifting money into U.S. Treasury securities and away from corporate and municipal bonds and mortgage-backed securities.

Today, the bond market environment in the United States has become much more favorable. In fact, we think it is approaching the level of relative stability it enjoyed before the Asian turmoil began.

This May, the Federal Reserve Board (the Fed) indicated a bias toward raising short-term interest rates. Despite six months of strong economic growth and a surprisingly high 0.7% increase in the Consumer Price Index in April, the Fed did not actually raise rates. This is not the first time the Fed has used such a strategy. Since 1995, the Fed has indicated a bias toward higher interest rates more than 15 times but has raised rates only twice.

We believe the Fed's bias statement will be good for the bond markets for two reasons. First, it reassures investors that the Fed will act if economic growth results in higher inflation and reduced purchasing power. Second, the Fed's signal, combined with several months of strong growth, has already resulted in higher interest rates, which could slow the economy enough to dampen inflation without a need for further Fed action. Although the Fed has not changed short-term interest rates since October 1998, bond market investors have pushed up the rate on the 30-year Treasury bond close to 6%, almost a full percentage point higher than it was a year ago. The effect of this increase can be seen in the mortgage market, in which interest rates have risen slightly since the summer of 1998.

April's increase in the Consumer Price Index was higher than analysts had forecast, but we do not believe it is cause for concern. Most of April's increase seems to have resulted from a decision by oil-exporting countries to limit production following more than a year of declining oil prices. If the increase in oil prices is nothing more than a small reversal of the earlier decline, April's inflation report may be an aberration rather than the beginning of a trend toward higher prices. Also, thanks in part to global competition and the growing use of technology to increase global production, companies followed by our portfolio managers and analysts report very little margin to raise prices. As a result, we expect 1999's inflation rate to be around 2%, which is slightly higher than 1998's but still moderate.

One of the most positive results of the moderate growth and inflation environment has been a rebound in the major non-Treasury bond markets: corporate, municipal, and mortgage. Once people saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, these markets began to rebound and to present our portfolio managers with opportunities to find attractive yields.

We will, of course, closely follow domestic and overseas economic growth, inflation, Fed policy, and government spending in an effort to monitor their impact on the bond markets. On a more fundamental level, we will continue to use extensive research and credit analysis to find attractive investment opportunities. For example, we believe the strong U.S. economy and low inflation have helped select corporate bond issuers maintain strong balance sheets and meet their debt payments. And, despite their recent increases, mortgage rates have not risen enough to slow the housing market significantly, which has benefited issuers of mortgage-backed securities. We believe the well-defined strategies and active portfolio management of our fixed-income funds position them to benefit from opportunities in these and other bond markets.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management[RegTM]

May 21, 1999

Management Review and Outlook

Dear Shareholders,

The Trust's stock market price, which stood at $6.44 on October 31, 1998, decreased to $6.38 on April 30, 1999, while its net asset value (NAV) increased from $7.17 to $7.40, representing a total return of 3.46% based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return based on its net asset value (NAV) was 7.82% for the same period.

The Trust's results compare to returns over the same period for the following unmanaged indices: -4.17% for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), -0.95% for the Lehman Brothers Government Bond Index, and 8.25% for the Lehman Brothers High Yield Bond Index. The Morgan Index is an index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is comprised of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index is an index of noninvestment-grade corporate debt.

The Trust's emerging market debt holdings performed well. When we began to see signs of recovery toward the end of 1998, we selectively bought emerging market bonds at attractive prices. Since then, bond prices have steadily risen as countries such as South Korea and Thailand have taken steps toward economic reform. Also, the Latin American recession was not as bad as people feared. There had been concern that Brazil was going to default on its debt. That didn't happen, primarily because the Brazilian government undertook important economic reforms while keeping inflation in check. As a result, a "Latin contagion" that could have spread from Brazil to the rest of Latin America never materialized.

We increased the Trust's allocation to emerging markets, from 17% of assets to 23%. We also have 17% of assets in U.S. government securities (which include U.S. Treasury, U.S. agency, and mortgage-backed securities), 10% in international government-issued debt, 12% in U.S. high-grade corporate bonds, 32% in high-yield corporate bonds, and the rest in convertible equities, preferred stocks, and cash.

The Trust's corporate bond holdings also helped performance. After last summer's bond default by the Russian government, investor concern about risk increased, leading to an aggressive sell-off of high-yield and high-grade corporate bonds. One sector that was hurt was convertible bonds, which can be exchanged into stock of the companies that issue them. Because of the sell-off, prices of many convertible bonds fell to levels that were below the value of their underlying stocks. Because we felt the perception of risk was greater than the reality, we bought some of these convertible bonds at attractive prices, including Colt Telecom Systems in the United Kingdom, Singapore Telephone, and Silicon Graphics, a U.S. company that makes systems to produce 3-D computer images. All these companies have strong businesses, and their bonds performed very well after we bought them. We have since sold Silicon Graphics and Singapore Telephone because we believed their prices reflected the companies' full value, and we now have few convertibles in the portfolio.

We believe the current environment is still very favorable for bonds. The European Central Bank recently lowered short-term interest rates by half a percentage point. That move pressured the rest of the world to lower -- or at least not raise -- rates. In the United States, high productivity and steady economic growth suggest that inflation is well contained. However, inflation-adjusted interest rates in the United States are high compared to other countries, which means there is room for U.S. rates to come down. We think bond prices in the corporate and emerging market sectors could still advance because prices of these bonds fell excessively after last year's crisis.

Finally, while renewed economic growth in Asia and emerging markets could lead to faster U.S. growth and higher inflation, we do not see this as an immediate concern. In the past, rapid growth and increased demand have pressured prices. But we've had almost 10 years of growth in the United States without a resurgence of inflation, partly due to more competition and better productivity through technology. This pattern has been repeated around the world, and companies now have very little room to raise prices. If we see any signs of inflation, we will increase our holdings of short-maturity bonds in an effort to make the portfolio's price less sensitive to rising interest rates.

Respectfully,

/s/ James T. Swanson
    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

--------------------------------------------------------------------------------
Performance Summary
(For the period ended April 30, 1999)

Net Asset Value Per Share
October 31, 1998                 $7.17
April 30, 1999                   $7.40

New York Stock Exchange Price
October 31, 1998                 $6.4375
December 2, 1998 (high)*         $7.0000
January 20, 1999 (low)*          $6.2500
April 30, 1999                   $6.3750

*For the period November 1, 1998, through April 30, 1999.
--------------------------------------------------------------------------------

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of April 30, 1999, our records indicate that there are 14,370 registered shareholders and approximately 67,800 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MMT.

Investment Objective and Policies

The investment objective of MFS[RegTM] Multimarket Income Trust is to provide a high level of current income through investments in fixed-income securities.

The Trust will attempt to achieve this objective by allocating portfolio assets among various categories of fixed-income securities. MFS will monitor the Trust's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. In pursuing this objective, preservation of capital will be a consideration, although capital appreciation, if any, will be incidental.

The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

--------------------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited) -- April 30, 1999
Bonds -- 94.8%

                               Principal Amount
Issuer                          (000 Omitted)                Value
U.S. Bonds -- 59.4%
Advertising -- 0.2%
Outdoor Systems, Inc.,
  8.875s, 2007 ...................   $1,525                $1,624,125
                                                           ----------
Aerospace -- 0.4%
Argo Tech Corp., 8.625s,
  2007 ...........................   $  300                $  293,250
BE Aerospace, Inc., 8s, 2008 .....    2,500                 2,481,250
K & F Industries, Inc., 9.25s,
  2007 ...........................      200                   206,500
                                                           ----------
                                                           $2,981,000
                                                           ----------
Automotive -- 0.3%
Lear Corp., 9.5s, 2006 ...........   $1,725                $1,888,875
                                                           ----------
Banks and Credit
  Companies -- 1.4%
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ............   $6,230                $6,601,418
Midland Funding Corp. I,
  10.33s, 2002 ...................    2,549                 2,701,152
                                                           ----------
                                                           $9,302,570
                                                           ----------
Broadcasting -- 0.3%
American Radio Systems
  Corp., 9s, 2006 ................   $  750                $  810,000
Cumulus Media, Inc., 10.375s,
  2008 ...........................    1,000                 1,082,500
                                                           ----------
                                                           $1,892,500
                                                           ----------
Building -- 1.1%
American Standard, Inc.,
  7.375s, 2008 ...................   $1,050                $1,039,500
AAF- McQuay, Inc., 8.875s,
  2003 ...........................    2,075                 2,015,344
Building Materials Corporation
  of America, "B", 8s, 2007 ......    1,100                 1,083,500
Nortek, Inc., 9.875s, 2004 .......    3,250                 3,388,125
Nortek, Inc., "B", 9.25s, 2007          125                   130,937
UDC Homes, Inc., 14.5s,
  2000 ...........................       29                    16,115
                                                           ----------
                                                           $7,673,521
                                                           ----------
Business Services -- 1.1%
Iron Mountain, Inc., 8.75s,
  2009## .........................   $1,600                $1,636,000
Iron Mountain, Inc., 10.125s,
  2006 ...........................      150                   162,375
Pierce Leahy Corp., 11.125s,
  2006 ...........................    2,000                 2,225,000
Unisystem Corp., 7.875s,
  2008 ...........................    3,250                 3,404,375
                                                           ----------
                                                           $7,427,750
                                                           ----------
                                 Principal Amount
Issuer                            (000 Omitted)              Value
U.S. Bonds -- continued
Chemicals -- 0.6%
NL Industries, Inc., 11.75s,
  2003 ...........................   $2,355                $2,513,963
UCAR Global Enterprises, Inc.,
  12s, 2005 ......................    1,700                 1,795,625
                                                           ----------
                                                           $4,309,588
                                                           ----------
Computer Hardware
   Systems -- 0.2%
Anacomp, Inc., 10.875s, 2004         $1,250                $1,306,250
                                                           ----------
Consumer Goods and
  Services -- 0.2%
Kindercare Learning Centers,
  Inc., "B", 9.5s, 2009 ..........   $  350                $  371,000
Williams Scotsman, Inc.,
  9.875s, 2007 ...................    1,250                 1,304,688
                                                           ----------
                                                           $1,675,688
                                                           ----------
Containers -- 1.0%
Ball Corp., 7.75s, 2006 ..........   $  500                $  516,250
Gaylord Container Corp.,
  9.875s, 2008 ...................    1,200                 1,080,000
Gaylord Container Corp., "B",
  9.75s, 2007 ....................    1,200                 1,155,000
Silgan Holdings, Inc., 9s, 2009       1,500                 1,545,000
Synthetic Industries, Inc., "B",
  9.25s, 2007 ....................    2,750                 2,860,000
                                                           ----------
                                                           $7,156,250
                                                           ----------
Defense Electronics -- 0.2%
United Defense Industries,
  Inc., 8.75s, 2007## ............   $1,550                $1,561,625
                                                           ----------
Energy -- 0.4%
AmeriGas Partners, LP, "B",
  10.125s, 2007 ..................   $  600                $  625,500
Cheasapeake Energy Corp.,
  9.625s, 2005 ...................    1,250                 1,087,500
Clark USA, Inc., "B", 10.875s,
  2005 ...........................      995                   855,700
                                                           ----------
                                                           $2,568,700
                                                           ----------
Entertainment -- 0.9%
AMC Entertainment, Inc., 9.5s,
  2009 ...........................   $1,650                $1,625,250
Cinemark USA, Inc., "B",
  9.625s, 2008 ...................      750                   772,500
Circus Circus Enterprises, Inc.,
  6.7s, 2096 .....................    1,400                 1,333,752
Time Warner
  Telecommunications LLC,
  9.75s, 2008 ....................    2,500                 2,700,000
                                                           ----------
                                                           $6,431,502
                                                           ----------

                               Principal Amount
Issuer                          (000 Omitted)                 Value
U.S. Bonds -- continued
Financial Institutions -- 2.4%
Americo Life, Inc., 9.25s, 2005      $2,650                $ 2,709,625
Constellation Finance LLC,
  9.8s, 2001 .....................    4,250                  4,080,000
Lehman Brothers Holdings,
  Inc., 6.625s, 2004 .............    2,000                  2,005,500
Leucadia Capital Trust, 8.65s,
  2027 ...........................    1,500                  1,494,300
Leucadia National Corp.,
  7.75s, 2013 ....................    3,085                  2,933,249
Leucadia National Corp.,
  8.25s, 2005 ....................    2,000                  2,064,440
Merrill Lynch Mortgage
  Investors, Inc., 8.337s,
  2022+ ..........................    1,200                  1,130,062
                                                           -----------
                                                           $16,417,176
                                                           -----------
Food and Beverage
  Products -- 0.5%
Borden, Inc., 9.2s, 2021 .........   $2,500                $ 2,366,525
Borden, Inc., 9.25s, 2019 ........      750                    723,615
                                                           -----------
                                                           $ 3,090,140
                                                           -----------
Forest and Paper
  Products -- 0.3%
U.S. Timberlands, 9.625s,
  2007 ...........................   $1,700                $ 1,734,000
                                                           -----------
Industrial -- 1.3%
Day International Group, Inc.,
  "B", 11.125s, 2005 .............   $1,000                $ 1,065,000
Hayes Wheels International,
  Inc., "B", 9.125s, 2007## ......    2,000                  2,085,000
Haynes International, Inc.,
  11.625s, 2004 ..................    2,200                  1,892,000
IMO Industries, Inc., 11.75s,
  2006 ...........................    1,650                  1,730,437
Interlake Revolver Corp., 12s,
  2001 ...........................      750                    802,500
Numatics, Inc., 9.625s, 2008 .....    1,600                  1,500,000
                                                           -----------
                                                           $ 9,074,937
                                                           -----------
Information, Paging and
  Technology -- 0.9%
NEXTEL Communications,
  Inc., 0s to 2002, 9.75s to
  2007 ...........................   $  300                $   231,000
NEXTEL Communications,
  Inc., 0s to 2003, 9.95s to
  2008 ...........................      450                    337,500

                               Principal Amount
Issuer                          (000 Omitted)                 Value
U.S. Bonds -- continued
Information, Paging and
  Technology -- continued
NEXTEL Communications,
  Inc., 0s to 1999, 9.75s,
  2004 ...........................   $1,500                $ 1,560,000
NEXTEL International, Inc., 0s
  to 2003, 12.125 to 2008 ........    2,750                  1,457,500
Qwest Communications
  International, Inc., 8.29s,
  2008 ...........................    3,575                  2,762,116
                                                           -----------
                                                           $ 6,348,116
                                                           -----------
Machinery -- 0.2%
Grove Worldwide LLC/Capital,
  Inc., 9.25s, 2008## ............   $2,000                $ 1,660,000
                                                           -----------
Media -- 2.0%
Chancellor Media Corp., "B",
  8.75s, 2007## ..................   $1,000                $ 1,027,500
Fox/Liberty Networks LLC,
  Inc., 8.875s, 2007 .............    2,450                  2,673,562
Frontiervision LP, 0s to 2001,
  11.875s to 2007, 1s, 2007 ......      500                    440,000
Frontiervision Operating
  Partnership LP, 11s, 2006 ......    2,000                  2,245,000
Golden Books Publishing, Inc.,
  7.65s, 2002** ..................      705                    287,288
Granite Broadcasting Corp.,
  10.375s, 2005 ..................    2,220                  2,314,350
Hollinger International
  Publishing, Inc., 9.25s, 2007       1,950                  2,037,750
Lenfest Communications, Inc.,
  10.5s, 2006 ....................      500                    586,250
United International Holdings,
  Inc., 10.75s, 2008 .............    3,200                  2,192,000
                                                           -----------
                                                           $13,803,700
                                                           -----------
Medical and Health
  Products -- 0.3%
Polymer Group, Inc., "B", 9s,
  2007 ...........................   $1,645                $ 1,686,125
                                                           -----------
Medical and Health Technology
  and Services -- 0.1%
Quorum Health Group, Inc.,
  8.75s, 2005 ....................   $  200                $   200,000
Tenet Healthcare Corp.,
  8.625s, 2007 ...................      450                    454,500
                                                           -----------
                                                           $   654,500
                                                           -----------

                               Principal Amount
Issuer                          (000 Omitted)                 Value
U.S. Bonds -- continued
Metals and Minerals -- 1.8%
Alaska Steel Holdings Corp.,
  9.125s, 2006 ..................   $  750                $   795,000
Commonwealth Aluminum
  Corp., 10.75s, 2006 ...........    1,000                  1,035,000
Kaiser Aluminum & Chemical
  Corp., 9.875s, 2002 ...........    1,015                  1,025,150
Kaiser Aluminum & Chemical
  Corp., 10.875s, 2006 ..........    1,625                  1,665,625
Metal Management, Inc., 10s,
  2008 ..........................    2,000                  1,600,000
P&L Coal Holdings Corp.,
  9.625s, 2008 ..................    1,750                  1,820,000
Thermadyne Manufacturing
  Capital Corp., 9.875s, 2008        1,500                  1,406,250
WCI Steel, Inc., 10s, 2004 ......    1,950                  2,042,625
Wheeling Pittsburgh Corp.,
  9.25s, 2007 ...................    1,000                    985,000
                                                          -----------
                                                          $12,374,650
                                                          -----------
Oil Services -- 1.3%
Continental Resources, Inc.,
  10.25s, 2008 ..................   $1,000                $   757,500
Oryx Energy Co., 10s, 1999 ......    2,600                  2,611,700
Triton Energy Limited, 8.75s,
  2002 ..........................    3,000                  2,913,720
Triton Energy Limited, 9.25s,
  2005 ..........................    2,500                  2,400,125
                                                          -----------
                                                          $ 8,683,045
                                                          -----------
Real Estate -- 1.2%
Dynex Capital, Inc., 7.875s,
  2002 ..........................   $3,900                $ 2,798,250
George Town Real Estate Ltd.,
  4s, 2007+ .....................    4,000                  4,200,000
Mosaic RE Limited, 9.598s,
  1999+ .........................    1,000                  1,010,000
                                                          -----------
                                                          $ 8,008,250
                                                          -----------
Restaurants and
  Lodging -- 0.3%
Friendly Ice Cream Corp.,
  10.5s, 2007 ...................   $  500                $   471,250
Red Roof Inns, Inc., 9.625s,
  2003 ..........................    1,750                  1,771,875
                                                          -----------
                                                          $ 2,243,125
                                                          -----------
Retail -- 1.0%
Cole National Group, Inc.,
  8.625s, 2007## ................   $  800                $   792,000

                               Principal Amount
Issuer                          (000 Omitted)                 Value
U.S. Bonds -- continued
Retail -- continued
Cole National Group, Inc.,
  9.875s, 2006 ..................   $  500                $   522,500
J.Crew Operating Corp.,
  10.375s, 2007 .................    1,680                  1,633,800
Musicland Group, Inc., 9.875s,
  2008 ..........................      600                    609,000
Revlon Consumer Products
  Corp., 8.125s, 2006 ...........    1,955                  1,935,450
Samsonite Corp., 10.75s,
  2008 ..........................    1,400                  1,043,000
                                                          -----------
                                                          $ 6,535,750
                                                          -----------
Special Products and
  Services -- 0.6%
Buckeye Cellulose Corp.,
  9.25s, 2008 ...................   $2,150                $ 2,246,750
Fairfield Manufacturing Corp.,
  11.375s, 2001 .................    1,780                  1,837,850
                                                          -----------
                                                          $ 4,084,600
                                                          -----------
Telecommunications -- 8.6%
Adelphia Communications
  Corp., "B", 9.875s, 2007 ......   $1,725                $ 1,888,875
Allbritton Communications
  Co., "B", 9.75s, 2007 .........    1,005                  1,070,325
Allegiance
  Telecommunications, Inc.,
  12.875s, 2008 .................    2,000                  2,260,000
American Celluar Corporation,
  10.5s, 2008 ...................    1,800                  1,930,500
Century Communications
  Corporation, 9.5s, 2005 .......      450                    484,875
Chancellor Media Corp.,
  Louisiana, 8.125s, 2007 .......    2,625                  2,651,250
Comcast Corp., 9.375s, 2005 .....    1,940                  2,063,190
Continental Cablevision, Inc.,
  9.5s, 2013 ....................    5,000                  5,816,700
DTI Holdings, Inc., 0s to 2003,
  12.5s to 2008 .................    3,825                  1,491,750
Global Crossings Holdings
  Ltd., 9.625s, 2008 ............    1,325                  1,474,063
ICG Holdings, Inc. 0s to 2001,
  12.5s, 2006 ...................    3,500                  2,940,000
Intermedia Capital Partners IV,
  LP, 11.25s, 2006 ..............    1,300                  1,478,750
Intermedia Communications,
  Inc., "B", 0s to 2002,
  11.25s to 2007 ................    2,875                  2,170,625
ITC Deltacom, Inc., 11s, 2007        2,945                  3,261,587

                                    Principal Amount
Issuer                               (000 Omitted)                  Value
U.S. Bonds -- continued
Telecommunications -- continued
Jones Intercable, Inc., 8.875s,
  2007 ................................   $ 1,500               $  1,638,750
Level 3 Communications Inc.,
  9.125s, 2008 ........................     2,050                  2,096,125
Mobile Telecommunication
  Technologies Corp., 13.5s,
  2002 ................................     1,900                  2,128,000
NTL, Inc., 0s to 2003, 9.75 to
  2008 ................................     1,860                  1,304,325
NTL, Inc., 0s to 2003, 12.375s
  to 2008## ...........................     1,025                    722,625
Pagemart Wireless, Inc., 0s to
  2003, 11.25s to 2008 ................     1,025                    379,250
Paging Network, Inc., 8.875s,
  2006 ................................     2,750                  2,145,000
Qwest Communications
  International, Inc., 10.875s,
  2007 ................................       487                    560,332
Spectrasite Holdings, Inc., 0s
  to 2003, 12s to 2008## ..............     2,550                  1,632,000
Sprint Spectrum LP 0s to
  2001, 12.5s to 2006 .................     2,000                  1,820,000
Sprint Spectrum LP, 11s, 2006                 300                    344,181
TCI Communications
  Financing III, 9.65s, 2027 ..........     5,000                  6,149,550
Triton PCS, Inc., 0s to 2003,
  11s to 2008 .........................     2,450                  1,543,500
Turner Broadcasting Systems,
  Inc., 8.4s, 2024 ....................     3,000                  3,192,750
Western Wireless Corp.,
  10.5s, 2007 .........................     1,500                  1,638,750
WorldCom, Inc., 8.875s, 2006                  900                    966,816
                                                                ------------
                                                                $ 59,244,444
                                                                ------------
Textiles -- 0.1%
Galey & Lord, Inc., 9.125s,
  2008 ................................   $   850               $    654,500
                                                                ------------
Transportation -- 0.1%
Moran Transportation Co.,
  11.75s, 2004 ........................   $   600               $    654,750
                                                                ------------
U.S. Federal Agencies -- 8.9%
Federal Home Loan Banks,
  5.125s, 2001 ........................   $ 9,750               $  9,713,437
Federal Home Loan Mortgage
  Corp. TBA, 7.5s, 2099 ...............     3,000                  3,083,430
Financing Corp., 9.4s, 2018 ...........    12,000                 16,136,280
FNMA, 6s, 2013 ........................     3,768                  3,732,353
GNMA, 7s, 2011 ........................    13,213                 13,432,683
GNMA TBA, 6.5s, 2028 ..................     2,798                  2,779,213

                                    Principal Amount
Issuer                               (000 Omitted)                   Value
U.S. Bonds -- continued
U.S. Federal Agencies -- continued
GNMA TBA, 7s, 2012-2022 ...............   $ 5,968               $  6,084,916
GNMA TBA, 7.5s, 2025 ..................     5,755                  5,930,772
                                                                ------------
U.S. Government                                                 $ 60,893,084
                                                                ------------
  Guaranteed -- 13.3%
U. S. Treasury Notes, 4.75s,
  2008 ................................   $26,500               $ 25,311,475
U.S. Treasury Bonds, 3.875s,
  2029 ................................     4,000                  4,011,240
U.S. Treasury Bonds, 5.25s,
  2029 ................................     3,000                  2,816,250
U.S. Treasury Bonds, 5.5s,
  2028 ................................     1,135                  1,081,621
U.S. Treasury Bonds, 6.125s,
  2027 ................................     3,000                  3,105,480
U.S. Treasury Bonds, 6.375s,
  2027 ................................     4,050                  4,325,279
U.S. Treasury Bonds, 9.875s,
  2015 ................................     7,325                 10,382,015
U.S. Treasury Bonds, 12s,
  2005 ................................    14,000                 18,698,680
U.S. Treasury Notes, 8.5s,
  2000 ................................    21,250                 21,830,975
                                                                ------------
                                                                $ 91,563,015
                                                                ------------
Utilities -- Electric -- 5.9%
Beaver Valley Funding Corp.,
  9s, 2017 ............................   $ 2,124               $  2,416,156
BVPS II Funding Corp., 8.68s,
  2017 ................................     1,000                  1,113,690
Cleveland Electric Illuminating
  Co., 9s, 2023 .......................     2,000                  2,191,280
CMS Energy Corp., 6.75s,
  2004## ..............................     2,350                  2,306,267
El Paso Electric Co., "D", 8.9s,
  2006 ................................     3,425                  3,819,834
El Paso Electric Co., "E", 9.4s,
  2011 ................................     3,000                  3,445,950
Niagara Mohawk Power Corp.,
  7.25s, 2002 .........................     1,900                  1,933,326
Niagara Mohawk Power Corp.,
  8.77s, 2018 .........................     2,500                  2,654,450
Texas & New Mexico Power
  Co., 10.75s, 2003 ...................    14,240                 15,093,403
Toledo Edison Company, 8.7s,
  2002 ................................     2,192                  2,284,261
Waterford 3 Funding Energy
  Corp., 8.09s, 2017 ..................     3,213                  3,374,781
                                                                ------------
                                                                $ 40,633,398
                                                                ------------
  Total U.S. Bonds ....................                         $407,841,249
                                                                ------------

                                         Principal Amount
Issuer                                     (000 Omitted)      Value
Foreign Bonds -- 35.4%
Argentina -- 4.0%
Autopistas Del Sol SA "B",
  10.25s, 2009 (Industrial) ##          $         4,500   $ 3,825,000
Cia Latino Americana SA,
  11.625s, 2004 ..................                2,000     1,285,000
Industrias Metalurgicas
  Pescarm, 9.5s, 2002
  (Utilities -- Electric) ## .....                  750       367,110
Perez Companc SA, 9s, 2006
  (Oils) ## ......................                3,500     3,475,535
Republic of Argentina, 5.938s,
  2004 ...........................                2,500     2,484,375
Republic of Argentina, 9.75s,
  2027 ...........................                  844       736,390
Republic of Argentina,
  11.447s, 2005 ..................                2,000     1,950,000
Republic of Argentina, "L",
  5.938s, 2005 ...................                5,580     4,959,504
Supercanal Holdings SA,
  11.5s, 2005
  (Telecommunications) ...........                2,000       960,000
Telecom Argentina, 12s, 2002
  (Telecommunications) ...........                5,000     5,400,000
Telefonica De Argentina,
  9.125s, 2008
  (Telecommunications) ...........                1,900     1,837,300
                                                          -----------
                                                          $27,280,214
                                                          -----------
Australia -- 2.4%
Commonwealth of Australia,
  7.5s, 2009 .....................   AUD         21,645   $16,473,050
                                                          -----------
Bermuda -- 0.4%
Flag Ltd., 8.25s, 2008
  (Telecommunications) ...........      $         2,700   $ 2,679,750
                                                          -----------
Brazil -- 3.8%
BCO Nacional Des, 15.224s,
  2008 (Banks and Credit
  Companies) .....................      $           700   $   617,750
Companhia Energetica de
  Minas, 9.125s, 2004
  (Utilities -- Electric) ## .....                1,750     1,575,000
Companhia Energetica de
  Minas Gerais (Utilities --
   Electric), 9.125s, 2004 .......                  500       431,250
Companhia Paranaense,
  9.75s, 2005 (Utilities --
   Electric) ## ..................                1,250     1,103,125
Companhia Paranaense,
  9.75s, 2005 (Uitilites --
   Electric) .....................                2,000     1,790,000

                               Principal Amount
Issuer                           (000 Omitted)                Value
Foreign Bonds -- continued
Brazil -- continued
Federal Republic of Brazil,
  5.875s, 2006 ...................      $         5,415   $ 4,311,965
Federal Republic of Brazil, 5s,
  2014 ...........................               11,218     7,740,215
Federal Republic of Brazil,
  5.875s, 2024 ...................                  100        65,500
Federal Republic of Brazil,
  5.938s, 2009 ...................                2,000     1,425,000
Federal Republic of Brazil,
  6.063s, 2001 ...................                1,968     1,867,238
Federal Republic of Brazil,
  10.125s, 2027 ..................                5,302     4,215,090
Federal Republic of Brazil,
  11.625s, 2004 ..................                1,000       975,000
                                                          -----------
                                                          $26,117,133
                                                          -----------
Canada -- 1.4%
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oil Services) .....   CAD            400   $   411,232
Metronet Communications
  Corp., 0s to 2003, 9.95s to
  2008 (Telecommunications) ......      $         4,150     3,216,250
PCI Chemicals Canada, Inc.,
  9.25s, 2007 (Chemicals) ........                1,500     1,252,500
Rogers Cablesystems, Inc.,
  9.625s, 2002
  (Telecommunications) ...........                  800       858,000
Rogers Cablesystems, Inc.,
  10.125s, 2012
  (Telecommunications) ...........                1,500     1,668,750
Rogers Cantel, Inc., 9.375s,
  2008 (Cellular Telephones) .....                1,800     1,980,000
                                                          -----------
                                                          $ 9,386,732
                                                          -----------
Cayman Islands -- 0.3%
Sakura Capital Funding,
  5.954s, 2049 (Banks and
  Credit Companies) ..............      $         2,500   $ 2,000,000
                                                          -----------
Colombia -- 0.1%
Republic of Colombia,
  10.875s, 2004 ..................      $         1,000   $ 1,050,000
                                                          -----------
Denmark -- 0.4%
Kingdom of Denmark, 7s,
  2007 ...........................   DKK         18,192   $ 3,109,414
                                                          -----------

                                             Principal Amount
Issuer                                         (000 Omitted)            Value
Foreign Bonds -- continued
Greece -- 2.6%
Fage Dairy Industries S.A., 9s,
  2007 (Food and Beverage
  Products) ............................      $           5,000   $ 4,600,000
Hellenic Republic, 5.75s, 2008             EUR            1,089     1,252,215
Hellenic Republic, 8.01s, 2003             GRD        3,500,000    12,267,327
                                                                  -----------
                                                                  $18,119,542
                                                                  -----------
Hong Kong -- 0.5%
Bank Of Ayudhya Public Co.,
  5.891s, 2006 (Utilities --
   Electric) ...........................      $           1,000   $   690,000
Guangzhou Shen Superhighway
  Holdings, 10.25s, 2007
  (Construction) ## ....................                  5,500     2,640,000
                                                                  -----------
                                                                  $ 3,330,000
                                                                  -----------
India -- 0.2%
Power Finance Corp. Ltd.,
  7.5s, 2009 (Utilities) ## ............      $           1,500   $ 1,244,310
                                                                  -----------
Indonesia -- 0.8%
Fuji Bank (Cayman) Ltd.,
  5.801s, 2049 (Banks and
  Credit Companies) ....................   JPY            2,250   $ 1,867,500
Indah Kiat Finance Mauritius
  Limited, 10s, 2007
  (Textiles) ## ........................      $           2,250     1,530,000
Tjiwi Kimia International
  Finance, 13.25s, 2001
  (Forest and Paper Products)                             2,500     2,025,000
                                                                  -----------
                                                                  $ 5,422,500
                                                                  -----------
Luxembourg -- 0.1%
Millicom International Cellular
  Communications Corp.
  0s to 2001, 13.5s to 2006
  (Cellular Telephones) ................      $             700   $   539,000
                                                                  -----------
Malaysia -- 0.6%
Tenaga Nasional Berhad,
  7.5s, 2096 (Utilities) ...............      $           5,100   $ 3,862,281
                                                                  -----------
Mexico -- 4.1%
Banco Nacional de
  Commerce, 8s, 2000
  (Banks and Credit
  Companies) ...........................      $           2,500   $ 2,507,500
Empresas ICA Sociedad SA,
  5s, 2004 (Construction) ..............                  2,500     1,675,000
Empresas ICA Sociedad SA,
  11.875s, 2001
  (Construction) .......................                  3,000     3,037,500

                                             Principal Amount
Issuer                                         (000 Omitted)            Value
Foreign Bonds -- continued
Mexico -- continued
Espirit Telecom Group PLC,
  10.875s, 2008
  (Telecommunications) .................      $             700   $   750,750
Groupo Minero Mexico SA
  De CV, 8.25s, 2008 (Metals
  and Minerals) ........................                  2,600     2,275,000
Sanluis Corp, 8.875s, 2008
  (Mining) .............................                  2,750     2,420,000
Sanluis Corp. SA De CV,
  8.875s, 2008 (Mining) ## .............                  3,500     3,080,000
Satelites Mexicanos SA De CV,
  10.125s, 2004
  (Telecommunications) .................                  1,250     1,065,625
United Mexican States,
  6.25s, 2019 ..........................                  1,000       791,300
United Mexican States,
  8.625s, 2008 .........................                  1,650     1,611,225
United Mexican States, 11.5s,
  2026 .................................                  5,750     6,828,125
United Mexican States, "B",
  6.039s, 2019 .........................                  1,334     1,155,644
United Mexican States, "D",
  6.098s, 2019 .........................                    917       794,397
                                                                  -----------
                                                                  $27,992,066
                                                                  -----------
New Zealand -- 3.9%
Government of New Zealand,
  8s, 2006 .............................   NZD           15,705   $10,032,091
Government of New Zealand,
  8s, 2004 .............................                 27,010    16,777,421
                                                                  -----------
                                                                  $26,809,512
                                                                  -----------
Panama -- 1.4%
Republic of Panama, 7.875s,
  2002 .................................      $           3,500   $ 3,403,750
Republic of Panama, 8.25s,
  2008 .................................                  1,000       945,000
Republic of Panama, 8.875s,
  2027 .................................                  5,316     5,023,620
                                                                  -----------
                                                                  $ 9,372,370
                                                                  -----------
Philippines -- 0.9%
National Power Corp., 9.625s,
  2028 (Utilities -- Electric) .........      $           1,000   $   940,000
Philippine Long Distance
  Telephone, 10.5s, 2009
  (Telecommunications) .................                  1,000     1,021,250
Philippines Republic, 8.875s,
  2008 .................................                  4,000     4,094,000
                                                                  -----------
                                                                  $ 6,055,250
                                                                  -----------

                                               Principal Amount
Issuer                                           (000 Omitted)    Value
Foreign Bonds -- continued
Poland -- 0.4%
Republic of Poland, 4s, 2024 ..........      $        4,500    $  3,105,000
                                                               ------------
Russia -- 0.6%
CSFB Gazprom Note, 13.5s,
  2000+ ...............................      $        3,000    $    897,300
Russia Principal Loans,
  3.313s, 2020+ .......................              20,500       1,410,400
St. Petersburg Russia, 9.5s,
  2002## ..............................               1,750         660,625
Vnesheconombank USSR,
  5.969s, 2015 (Banks and
  Credit Companies) ...................              16,299       1,222,390
                                                               ------------
                                                               $  4,190,715
                                                               ------------
South Korea -- 0.8%
Korea Electric Power Corp.,
  8s, 2002 (Utilities -- Electric)           $        2,250    $  2,286,675
Korea First Bank, 5.473s,
  1999 (Banks and Credit
  Companies) ..........................               3,000       2,947,500
                                                               ------------
                                                               $  5,234,175
                                                               ------------
Thailand -- 1.0%
Krung Thai Bank Public Co
  Ltd, 5.814s, 2006 (Banks
  and Credit Companies) ...............      $        3,750    $  2,850,000
Siam City Bank Public Co.,
  7.375s, 2001 (Banks and
  Credit Companies) ...................               4,900       4,312,000
                                                               ------------
                                                               $  7,162,000
                                                               ------------
United Kingdom -- 3.7%
Colt Telecom Group PLC,
  0s to 2001, 12s to 2006
  (Telecommunications) ................      $        1,500    $  1,282,500
Colt Telecom Group PLC,
  8.875s, 2007
  (Telecommunications) ................   DEM         1,000         571,629
Diamond Cable Communication
  Corp. PLC 0s to 2001,
  11.75, 2005 (Media) .................      $        2,000       1,805,000
Dolphin Telecom PLC, 0s to
  2003, 11.5s to 2008
  (Telecommunications) ................               2,515       1,461,844
GPA PLC, 10.875s, 2019
  (Airlines) + ........................                 250         253,305
Telewest PLC, 9.625s, 2006
  (Media) .............................               2,000       2,145,000
U.K. Treasury, 6.5s, 2003 .............   GBP           456         783,940
U.K. Treasury, 6.75s, 2004 ............               9,767      17,199,487
                                                               ------------
                                                               $ 25,502,705
                                                               ------------

                                                 Principal Amount
Issuer                                             (000 Omitted)           Value
Foreign Bonds -- continued
Uruguay -- 0.3%
Banco Central De Uruguay,
  6.75s, 2021 (Banks and
  Credit Companies) ...................      $        1,250         $  1,087,500
Banco Central De Uruguay
  "A", 6.75s, 2021 (Banks and
  Credit Companies) ...................               1,250            1,087,500
                                                                    ------------
                                                                    $  2,175,000
                                                                    ------------
Venezuela -- 0.7%
Republic of Venezuela, 9.25s,
  2027 ................................      $        5,640         $  4,074,900
Republic of Venezuela -- DCB,
  5.938s, 2007 ........................   VEB         1,286           1,031,782
                                                                    ------------
                                                                    $  5,106,682
                                                                    ------------
  Total Foreign Bonds .................                             $243,319,401
                                                                    ------------
  Total Bonds (Identified Cost, $662,092,084)
                                                                    $651,160,650
                                                                    ------------

                                                    Shares
Preferred Stock -- 1.6%
CSC Holdings, Inc., 11.125%
  (Telecommunications)* ...............              65,035         $  7,544,060
Equitable Iowa Cos Capital
  Trust, 8.70% (Banks and
  Credit Companies) ...................              20,000              520,000
Primedia, Inc., 10.00%
  (Printing and Publishing) ...........               1,360              141,610
Primedia, Inc., 8.625%
  (Printing and Publishing)* ..........              20,000            1,920,000
Supermarkets General Holdings
  Corp., 14.125% (Supermarkets)*                     22,827              824,626
                                                                    ------------
  Total Preferred Stock
    (Identified Cost, $7,663,327) .....                             $ 10,950,296
                                                                    ------------

                                                Principal Amount
                                                  (000 Omitted)
Convertible Bond -- 0.8%
Bea Systems, Inc., 4s, 2005
  (Computer Software) .................      $        1,000         $    780,000
Fullerton Global Corp., 0s,
  2003 (Conglomerates) ................                 750              768,750
Tenet Healthcare Corp., 6s,
  2005 (Medical and Health
  Technology and Services) ............               4,250            3,527,500
                                                                    ------------
  Total Convertible Bond
    (Identified Cost, $5,185,267) .....                             $  5,076,250
                                                                    ------------

                                                    Shares
Stocks
RJR Nabisco Holdings Corp.
  (Consumer Goods and Services)
  (Identified Cost, $2,716) ...........               6,908         $    177,881
                                                                    ------------

Issuer                                  Shares               Value
Rights
United Mexican States*
  (Identified Cost, $0) ...........   4,475,000           $     --
                                                          ------------
Warrants*
Colt Telecom Group PLC,
  Expire 12/31/06
  (Telecommunications) ## .........         252           $    140,810
Loral Orion Network Systems,
  Inc., Expire 1/15/07
  (Telecommunications) ............       1,625                 13,000
Loral Orion Network Systems,
  Inc., Expire 1/15/07
  (Telecommunications) ............         700                 12,600
Republic of Argentina, Expire
  9/19/27 .........................       3,000                 90,000
DTI Holdings, Inc., Expire
  3/1/08 (Financial Institutions)        19,125                    956
                                                          ------------
  Total Warrants (Identified Cost, $177,228)              $    257,366
                                                          ------------
                                      Principal Amount
                                      (000 Omitted)
Short-Term Obligations -- 0.4%
Federal Agricultural Mortgage
  Corporation Discount Note,
  due 5/17/99 at Amortized
  Cost ............................   $   3,000           $  2,993,747
                                                          ------------
Repurchase Agreement -- 0.6%
Goldman Sachs, dated 4/30/99,
  due 5/03/99, total to be
  received $4,201,712
  (secured by various U.S.
  Treasury and Federal
  Agency obligations in a
  jointly traded account), at
  Cost ............................   $   4,200           $  4,200,000
                                                          ------------
  Total Investments
    (Identified Cost, $682,314,369) .................     $674,816,190
                                                          ------------

                                          Principal Amount
                                            of Contracts
Issuer/Expiration Month/Strike Price       (000 Omitted)          Value
Put Options Written
Australian Dollars/May/.6245/
  May/0.6245 (Premiums
  Received, $37,875) .................       AUD 4,684       $     --
                                                             ------------
Other Assets,
  Less Liabilities -- 1.8% .............................       12,075,496
                                                             ------------
Net Assets -- 100.0% ...................................     $686,891,686
                                                             ------------

* Non-income producing security.
** Non-income producing security -- in default.
## SEC Rule 144A restriction.
+ Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD = Australian Dollars
CAD = Canadian Dollars
DEM = Deutsche Marks
DKK = Danish Kroner
EUR = Euro
GBP = British Pounds
GRD = Greek Drachma
JPY = Japanese Yen
NZD = New Zealand Dollars
VEB = Venezuelan Bolivar

                       See notes to financial statements

Statement of Asset and Liabilities (Unaudited) -- April 30, 1999

Assets:
 Investments, at value (identified cost, $682,314,369) ...................................    $ 674,816,190
 Cash ....................................................................................          657,763
 Net receivable for forward foreign currency exchange contracts to purchase ..............          661,757
 Receivable for swap agreements ..........................................................           44,793
 Receivable for investments sold .........................................................       13,842,243
 Interest and dividends receivable .......................................................       14,265,249
 Other assets ............................................................................            9,164
                                                                                              -------------
   Total assets ..........................................................................    $ 704,297,159
                                                                                              -------------
Liabilities:
 Distributions payable ...................................................................          413,046
 Payable for investments purchased .......................................................       14,287,808
 Written options outstanding, at value (premiums received, $37,875) ......................          --
 Net payable for forward currency exchange contracts subject to master
  netting agreements .....................................................................          322,617
 Net payable for forward foreign currency exchange contracts to sell .....................        1,869,054
 Payable to affiliates -
  Management fee .........................................................................            5,160
  Transfer and dividend disbursing agent fee .............................................           23,000
  Administrative fee .....................................................................              474
 Accrued expenses and other liabilities ..................................................          484,314
                                                                                              -------------
   Total liabilities .....................................................................    $  17,405,473
                                                                                              -------------
Net assets ...............................................................................    $ 686,891,686
                                                                                              =============
Net assets consist of:
 Paid-in capital .........................................................................    $ 709,999,123
 Unrealized depreciation on investments and translation of assets and liabilties in
  foreign currencies .....................................................................       (8,941,311)
 Accumulated net realized loss on investments and foreign currency transactions ..........      (14,072,955)
 Accumulated distributions in excess of net investment income ............................          (93,171)
                                                                                              -------------
   Total .................................................................................    $ 686,891,686
                                                                                              =============
Shares of beneficial interest outstanding (124,846,052 issued,
  less 31,965,700 treasury shares) .......................................................       92,880,352
                                                                                              =============
Net asset value per share (net assets [divided by] shares of beneficial interest
  outstanding) ...........................................................................            $7.40
                                                                                                      =====

                       See notes to financial statements

Statement of Operations (Unaudited) -- Six Months Ended April 30, 1999

Net investment income:
 Income --
 Interest ...................................................................     $ 29,378,456
 Dividends ..................................................................          100,120
                                                                                  ------------
   Total investment income ..................................................     $ 29,478,576
                                                                                  ------------

Expenses --
  Management fee ............................................................     $  2,724,642
  Trustees' compensation ....................................................          124,700
  Custodian fee .............................................................          143,319
  Transfer and dividend disbursing agent fee ................................          134,103
  Administrative fee ........................................................           33,798
  Auditing fees .............................................................           19,000
  Legal fees ................................................................            4,304
  Postage ...................................................................           23,250
  Printing ..................................................................           22,686
  Investor communication cost ...............................................          204,148
  Stock Exchange fee ........................................................          105,262
  Commitment fee ............................................................           51,444
  Miscellaneous .............................................................           17,864
                                                                                  ------------
   Total expenses ...........................................................     $  3,608,520
  Fees paid indirectly ......................................................          (47,205)
                                                                                  ------------
   Net expenses .............................................................     $  3,561,315
                                                                                  ------------
    Net investment income ...................................................     $ 25,917,261
                                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
   Investment transactions ..................................................     $ (8,642,654)
   Written option transactions ..............................................          606,695
   Foreign currency transactions ............................................       (1,124,307)
                                                                                  ------------
    Net realized loss on investments and foreign currency transactions ......     $ (9,160,266)
                                                                                  ------------

  Change in unrealized appreciation (depreciation) --
   Investments ..............................................................     $ 33,081,858
   Written options ..........................................................           37,875
   Translation of assets and liabilities in foreign currencies ..............       (1,975,313)
   Swap transactions ........................................................           44,793
                                                                                  ------------
    Net unrealized gain on investments and foreign currency translations ....     $ 31,189,213
                                                                                  ------------
     Net realized and unrealized gain on investments and foreign currency ...     $ 22,028,947
                                                                                  ------------
      Increase in net assets from operations ................................     $ 47,946,208
                                                                                  ============

                       See notes to financial statements

Statement of Changes in Net Assets

                                                                                           Six Months Ended
                                                                                            April 30, 1999      Year Ended
                                                                                             (Unaudited)     October 31, 1998
                                                                                          ----------------- -----------------
Increase (decrease) in net assets:
From operations --
 Net investment income ..................................................................   $  25,917,261     $  55,244,697
 Net realized gain (loss) on investments and foreign currency transactions ..............      (9,160,266)        1,452,948
 Net unrealized gain (loss) on investments and foreign currency transactions ............      31,189,213       (60,132,973)
                                                                                            -------------     -------------
  Increase (decrease) in net assets from operations .....................................   $  47,946,208     $  (3,435,328)
                                                                                            -------------     -------------
Distributions declared to shareholders --
 From net investment income .............................................................   $ (26,935,127)    $ (54,333,485)
                                                                                            -------------     -------------
   Total increase in net assets .........................................................   $  21,011,081     $ (57,768,813)
                                                                                            -------------     -------------
Net assets:
 At beginning of period .................................................................     665,880,605       723,649,418
                                                                                            -------------     -------------
 At end of period (including accumulated distributions in excess of net investment
  income of $93,171 and $924,695, respectively) .........................................   $ 686,891,686     $ 665,880,605
                                                                                            =============     =============

                       See notes to financial statements

Financial Highlights

                                                          Six Months
                                                            ended
                                                          April 30,                     For the Year Ended October 31,
                                                             1999        ------------------------------------------------------
                                                         (Unaudited)       1998       1997       1996       1995        1994
                                                         -----------     --------   --------    --------   --------    --------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of period ................    $   7.17      $   7.79   $   7.71    $   7.57   $   7.06    $   7.90
                                                           --------      --------   --------    --------   --------    --------
Income from investment operations# --
 Net investment income[sec] ...........................    $   0.28      $   0.59   $   0.59    $   0.57   $   0.59    $   0.55
 Net realized and unrealized gain (loss)
  on investments and foreign currency transactions ....        0.24         (0.63)      0.11        0.16       0.49       (0.82)
                                                           --------      --------   --------    --------   --------    --------
  Total from investment operations ....................    $   0.52      $  (0.04)  $   0.70    $   0.73   $   1.08    $  (0.27)
                                                           --------      --------   --------    --------   --------    --------
Less distributions declared to shareholders
 From net investment income ...........................    $  (0.29)     $  (0.58)  $  (0.62)   $  (0.59)  $  (0.53)   $  (0.21)
 From net realized gain on investments and
  foreign currency transactions .......................        --           --         --          --          --         (0.01)
 From paid in capital .................................        --           --         --          --         (0.04)      (0.35)
                                                           --------      --------   --------    --------   --------    --------
  Total distributions declared to shareholders ........    $  (0.29)     $  (0.58)  $  (0.62)   $  (0.59)  $  (0.57)   $  (0.57)
                                                           --------      --------   --------    --------   --------    --------
Net asset value -- end of period ......................    $   7.40      $   7.17   $   7.79     $  7.71   $   7.57    $   7.06
                                                           ========      ========   ========    ========   ========    ========
Per share market value -- end of period ...............    $  6.375      $  6.438   $  7.125    $  7.125   $  6.500    $  6.125
 Total return at market value .........................        3.46%++      (1.89)%     8.93%      19.32%     15.69%      (9.57)%
 Ratios (to average net assets)/Supplemental data[sec]
  Interest Expense ....................................        --  %        --   %      0.18%      --   %      0.09%       0.08%
  Other Expenses## ....................................        1.08%+        1.05%      0.93%       1.11%      1.10%       1.06%
  Total Expense .......................................        1.08%+        1.05%      1.11%       1.11%      1.19%       1.14%
  Net investment income ...............................        7.72%+        7.70%      7.64%       7.49%      8.13%       7.51%
 Portfolio turnover ...................................          58%          155%       172%        214%       189%        133%
 Net assets at end of period
  (000 omitted) .......................................    $686,892      $665,881   $723,649    $739,882   $780,915    $829,356
 Leverage analysis
  Debt outstanding at end of period (000 omitted) .....    $  --         $  --      $   --      $  --      $   --      $ 90,000
  Average daily balance of debt outstanding
    (000 omitted) .....................................    $  --         $  --      $ 18,854    $  --      $ 10,750    $  9,616
  Average daily balance of shares outstanding
    (000 omitted) .....................................      92,880        92,880     93,951     100,810    108,970     117,774
  Average debt per share ..............................    $  --         $  --      $   0.20    $  --      $   0.10    $   0.08

    +Annualized.

   ++Not annualized.

    #Per share data is based on average shares outstanding.

   ##The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for this expense offset arrangement.

[sec]The investment adviser voluntarily waived a portion of their management fee for certain of the periods indicated. If the fee had been incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:

 Ratios (to average net assets)

  Expenses## ................................................................................................. 1.11%       1.07%

  Net investment income ...................................................................................... 8.11%       7.50%

                       See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Multimarket Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time. The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At October 31, 1998, the Trust, for federal income tax purposes, had a capital loss carryforward of $2,641,705 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2003.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the Trust's average daily net assets and 5.40% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $32,150 for the six months ended April 30, 1999.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   Purchases           Sales
                                                                 ------------      ------------
      U.S. government securities ............................    $165,235,726      $125,505,326
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $210,605,310      $384,616,736
                                                                 ============      ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................     $ 684,585,353
                                                  =============
      Gross unrealized appreciation .........        24,105,206
      Gross unrealized depreciation .........     $ (33,874,369)
                                                  -------------
       Net unrealized depreciation ..........     $  (9,769,163)
                                                  =============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. During the six months ended April 30, 1998, there were no transactions in Trust shares and the Trust did not repurchase any shares.

(6) Line of Credit

The Trust and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended April 30, 1999, was $51,444. The Trust had no borrowings during the period.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                         1999 Calls                            1999 Puts
                                             -----------------------------------   ---------------------------------
                                              Principal Amounts                     Principal Amounts
                                                 of Contracts                         of Contracts
                                                (000 Omitted)         Premiums        (000 Omitted)       Premiums
                                             -------------------   -------------   ------------------   ------------
Outstanding, beginning of period                       --          $  --                    --           $    --
Options written
  Australian Dollars .....................            23,085        191,778                14,584           119,250
  Euro ...................................            26,680        250,122                 --                --
  Euro/British Pounds ....................            11,426        132,245                10,991            60,682
  Japanese Yen ...........................         5,204,864        706,206             2,957,309           330,036
Options terminated in closing transactions
  Australian Dollars .....................           (13,856)      (138,528)               (9,900)          (81,375)
  Euro ...................................           (26,680)      (250,122)                --                --
  Euro/British Pounds ....................           (11,426)      (132,245)              (10,991)          (60,682)
  Japanese Yen ...........................        (2,602,432)      (300,463)                --                --
Options expired
  Australian Dollars .....................            (9,229)       (53,250)                --                --
  Japanese Yen ...........................        (2,602,432)      (405,743)           (2,957,309)         (330,036)
                                                                   -----------                           -----------
Outstanding, end of period ...............             --          $   --                   --           $   37,875
                                                  ----------       -----------         ----------        -----------
  Australian Dollars .....................             --          $   --                   4,684        $   37,875

At April 30, 1999, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                    Net Unrealized
                                           Contracts to                            Contracts        Appreciation
              Settlement Date              Deliver/Receive     In Exchange For     at Value         (Depreciation)
              ------------------           -----------------   -----------------   --------------   ---------------
Sales         6/16/99 ..........   AUD          36,767,121        $23,419,353       $24,323,212      $   (903,859)
              6/16/99 ..........   DKK          21,415,796          3,147,947         3,051,285            96,662
              6/16/99 ..........   NZD          42,762,842         22,878,120        23,939,977        (1,061,857)
                                                                  -----------       -----------      ------------
                                                                  $49,445,420       $51,314,474      $ (1,869,054)
                                                                  ===========       ===========      ============
Purchases     6/16/99 ..........   AUD          31,698,258        $20,133,493       $20,969,916      $    836,423
              6/16/99 ..........   GBP           4,653,338          7,570,515         7,480,143           (90,372)
              6/16/99 ..........   JPY       1,104,558,184          9,390,306         9,306,012           (84,294)
                                                                  -----------       -----------      ------------
                                                                  $37,094,314       $37,756,071      $    661,757
                                                                  ===========       ===========      ============

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $40,550 with Merrill Lynch and $394,140 with C.S, First Boston and a net receivable of $112,073 with Deutsche Bank at April 30, 1999.

At April 30, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

                                                                                     Cash Flows           Unrealized
                               Notional Principal        Cash Flows Paid          Received by the        Appreciation
 Expiration                    Amount of Contract          by the Fund                  Fund            (Depreciation)
------------                  --------------------   -----------------------   ---------------------   ---------------
3/22/2003    SEK ...............  106,700,000         Fixed - 4.38%             Floating - 3M STIBOR
3/22/2003    EUR ...............   11,560,000         Floating - 6M EURIBOR     Fixed - 3.76%               $44,793

(8) Restricted Securities

The Trust may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1999, the Trust owned the following restricted securities (except securities issued under Rule 144A) constituting 1.29% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                             Date of        Share/Par
Description                                Acquisition       Amount           Cost           Value
---------------------------------------   -------------   ------------   -------------   -------------
CSFB Gazprom Note, 13.5s,
 2000 .................................       4/25/97       3,000,000     $3,000,000      $  897,300
George Town Real Estate Ltd.,
 4s, 2007 .............................      12/20/96       4,000,000      4,000,000       4,200,000
GPA PLC, 10.875s, 2019 ................       3/13/96         250,000        250,000         253,305
Merrill Lynch Mortgage
 Investors, Inc. 8.337s, 2022 .........       6/22/96       1,200,000        831,750       1,130,062
Mosaic RE Limited 9.598s, 1999                7/15/98       1,000,000      1,000,000       1,010,000
Russia Principal Loans 3.313s,
 2020 .................................      12/12/97      20,500,000      7,823,245       1,410,400
                                                                                          ----------
                                                                                          $8,901,067
                                                                                          ==========

[back cover]

MFS[RegTM] Multimarket Income Trust

Trustees
Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(2)
Chairman and Chief Executive Officer,
Eastern Enterprises
(diversified services company)

Lawrence T. Perera(1)
Partner, Hemenway & Barnes
(attorneys)

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(2)
Private Investor

Arnold D. Scott *
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive
Officer, and Director, MFS Investment Management

Elaine R. Smith(1)
Independent Consultant

David B. Stone(1)(2)
Chairman and Director,
North American
Management Corp.
(investment advisers)

Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

* Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

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